UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 27, 2004

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                     0-32237                98-0347827
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)          Identification No.)

              1331 - 17TH STREET, SUITE 730, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 293-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 27, 2004, Galaxy Energy Corporation ("Galaxy") issued Senior Secured Convertible Notes in the aggregate principal amount of $5,000,000, This was the second tranche of a financing pursuant to a Securities Purchase Agreement of August 19, 2004 with several accredited investors (the "Investors"), in which Galaxy agreed to sell, and the Investors agreed to purchase in the aggregate, up to $20,000,000 principal amount of Senior Secured Convertible Notes and three-year warrants to purchase 5,194,806 shares of common stock at $1.54 per share. The first tranche of the financing for $15,000,000 was completed on August 19, 2004. The notes are secured by a security interest in all of the assets of Galaxy and its subsidiaries. The notes may be converted by the holders into shares of common stock at a price of $1.87 per share.

Galaxy will use the net proceeds from the financing for its coal bed methane development program in the Powder River Basin of Wyoming.

Galaxy has filed a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the notes and the shares issuable upon exercise of the warrants.

This summary description of the financing described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that were filed as Exhibits to a Form 8-K filed August 20, 2004.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                            DOCUMENT

  10.1 Securities Purchase Agreement dated August 19, 2004 between Galaxy Energy Corporation and the Buyers named therein*

  10.2          Form of Initial Note*

  10.3          Form of Conditional Note*

  10.4          Form of Common Stock Purchase Warrant*

  10.5 Registration Rights Agreement dated August 19, 2004 between Galaxy Energy Corporation and the Buyers named therein*

REGULATION
S-B NUMBER                            DOCUMENT

  10.6 Security Agreement dated August 19, 2004 among Galaxy Energy Corporation, Dolphin Energy Corporation, and Pannonian International, Ltd. and Promethean Asset Management L.L.C. a Delaware limited liability company, in its capacity as collateral agent for the Lender*

  10.7 Guaranty dated August 19, 2004 by Dolphin Energy Corporation and Pannonian International, Ltd. in favor of Promethean Asset Management L.L.C. in its own behalf and in its capacity as agent for the benefit of the Buyers*

  10.8          Form of Mortgage*

---------------
* Filed as exhibits to the registrant's current report on Form 8-K, filed August 20, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GALAXY ENERGY CORPORATION


October 27, 2004                      By:  /s/ MARC E. BRUNER
                                         ---------------------------------------
                                            Marc E. Bruner, President
















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